Exhibit 17.3

FEDERATED INTERCONTINENTAL FUND R6 SPECIAL MEETING TO BE HELD ON 08/11/17 AT 10:00 A.M. EDT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 08/11/17 FOR FEDERATED INTERCONTINENTAL FUND R6

THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM **A**

FOR HOLDERS AS OF 06/12/17 *ISSUER CONFIRMATION COPY – INFO ONLY*				THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

1	1-0001	THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.		INSTRUCTIONS FOR EACH PROPOSAL

314172164
				FOR	AGN	ABS

1. * - TO APPROVE OR DISAPPROVE A PROPOSED AGREEMENT AND PLAN OF à REORGANIZATION PURSUANT TO WHICH FEDERATED INTERNATIONAL LEADERS FUND (FILF) WILL ACQUIRE THE ASSETS OF FEDERATED INTERCONTINENTAL FUND (FICF) IN EXCHANGE FOR SHARES OF FILF, IN A COMPLETE LIQUIDATION AND DISSOLUTION OF FICF.

(SEE PROXY STATEMENTS FOR FULL PROPOSAL).

			FOR-->>>	☐	☐	☐
0019900

*NOTE* ANY SUCH VOTE IN FAVOR OR AGAINST THE PROPOSAL WILL AUTHORIZE THE PERSONS NAMED AS PROXIES TO VOTE ACCORDINGLY IN FAVOR OR AGAINST ANY ADJOURNMENT OF THE SPECIAL MEETING.				314172164

PLACE “X” HERE IF YOU PLAN TO ATTEND
AND VOTE YOUR SHARES AT THE MEETING
Broadridge
51 MERCEDES WAY
EDGEWOOD NY 11717

FEDERATED FUNDS ATTN: BETH DELL 1001 LIBERTY AVE PITTSBURGH, PA 15222

MATERIALS ELECTION
As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.			-->>>	FOR
☐

FEDERATED INTERCONTINENTAL FUND IS SPECIAL MEETING TO BE HELD ON 08/11/17 AT 10:00 A.M. EDT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 08/11/17 FOR FEDERATED INTERCONTINENTAL FUND IS

THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM **A**

FOR HOLDERS AS OF 06/12/17 *ISSUER CONFIRMATION COPY – INFO ONLY*				THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

2	1-0001	THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.		INSTRUCTIONS FOR EACH PROPOSAL

314172461
				FOR	AGN	ABS

1. * - TO APPROVE OR DISAPPROVE A PROPOSED AGREEMENT AND PLAN OF à REORGANIZATION PURSUANT TO WHICH FEDERATED INTERNATIONAL LEADERS FUND (FILF) WILL ACQUIRE THE ASSETS OF FEDERATED INTERCONTINENTAL FUND (FICF) IN EXCHANGE FOR SHARES OF FILF, IN A COMPLETE LIQUIDATION AND DISSOLUTION OF FICF.

(SEE PROXY STATEMENTS FOR FULL PROPOSAL).

			FOR-->>>	☐	☐	☐
0019900

*NOTE* ANY SUCH VOTE IN FAVOR OR AGAINST THE PROPOSAL WILL AUTHORIZE THE PERSONS NAMED AS PROXIES TO VOTE ACCORDINGLY IN FAVOR OR AGAINST ANY ADJOURNMENT OF THE SPECIAL MEETING.				314172461

PLACE “X” HERE IF YOU PLAN TO ATTEND
AND VOTE YOUR SHARES AT THE MEETING
Broadridge
51 MERCEDES WAY
EDGEWOOD NY 11717

FEDERATED FUNDS ATTN: BETH DELL 1001 LIBERTY AVE PITTSBURGH, PA 15222

MATERIALS ELECTION
As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.			-->>>	FOR
☐

FEDERATED INTERCONTINENTAL FUND C SPECIAL MEETING TO BE HELD ON 08/11/17 AT 10:00 A.M. EDT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 08/11/17 FOR FEDERATED INTERCONTINENTAL FUND C

THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM **A**

FOR HOLDERS AS OF 06/12/17 *ISSUER CONFIRMATION COPY – INFO ONLY*				THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

3	1-0001	THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.		INSTRUCTIONS FOR EACH PROPOSAL

314172487
				FOR	AGN	ABS

1. * - TO APPROVE OR DISAPPROVE A PROPOSED AGREEMENT AND PLAN OF à REORGANIZATION PURSUANT TO WHICH FEDERATED INTERNATIONAL LEADERS FUND (FILF) WILL ACQUIRE THE ASSETS OF FEDERATED INTERCONTINENTAL FUND (FICF) IN EXCHANGE FOR SHARES OF FILF, IN A COMPLETE LIQUIDATION AND DISSOLUTION OF FICF.

(SEE PROXY STATEMENTS FOR FULL PROPOSAL).

			FOR-->>>	☐	☐	☐
0019900

*NOTE* ANY SUCH VOTE IN FAVOR OR AGAINST THE PROPOSAL WILL AUTHORIZE THE PERSONS NAMED AS PROXIES TO VOTE ACCORDINGLY IN FAVOR OR AGAINST ANY ADJOURNMENT OF THE SPECIAL MEETING.				314172487

PLACE “X” HERE IF YOU PLAN TO ATTEND
AND VOTE YOUR SHARES AT THE MEETING
Broadridge
51 MERCEDES WAY
EDGEWOOD NY 11717

FEDERATED FUNDS ATTN: BETH DELL 1001 LIBERTY AVE PITTSBURGH, PA 15222

MATERIALS ELECTION
As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.			-->>>	FOR
☐

FEDERATED INTERCONTINENTAL FUND B SPECIAL MEETING TO BE HELD ON 08/11/17 AT 10:00 A.M. EDT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 08/11/17 FOR FEDERATED INTERCONTINENTAL FUND B

THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM **A**

FOR HOLDERS AS OF 06/12/17 *ISSUER CONFIRMATION COPY – INFO ONLY*				THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

4	1-0001	THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.		INSTRUCTIONS FOR EACH PROPOSAL

314172495
				FOR	AGN	ABS

1. * - TO APPROVE OR DISAPPROVE A PROPOSED AGREEMENT AND PLAN OF à REORGANIZATION PURSUANT TO WHICH FEDERATED INTERNATIONAL LEADERS FUND (FILF) WILL ACQUIRE THE ASSETS OF FEDERATED INTERCONTINENTAL FUND (FICF) IN EXCHANGE FOR SHARES OF FILF, IN A COMPLETE LIQUIDATION AND DISSOLUTION OF FICF.

(SEE PROXY STATEMENTS FOR FULL PROPOSAL).

			FOR-->>>	☐	☐	☐
0019900

*NOTE* ANY SUCH VOTE IN FAVOR OR AGAINST THE PROPOSAL WILL AUTHORIZE THE PERSONS NAMED AS PROXIES TO VOTE ACCORDINGLY IN FAVOR OR AGAINST ANY ADJOURNMENT OF THE SPECIAL MEETING.				314172495

PLACE “X” HERE IF YOU PLAN TO ATTEND
AND VOTE YOUR SHARES AT THE MEETING
Broadridge
51 MERCEDES WAY
EDGEWOOD NY 11717

FEDERATED FUNDS ATTN: BETH DELL 1001 LIBERTY AVE PITTSBURGH, PA 15222

MATERIALS ELECTION
As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.			-->>>	FOR
☐

FEDERATED INTERCONTINENTAL FUND A SPECIAL MEETING TO BE HELD ON 08/11/17 AT 10:00 A.M. EDT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 08/11/17 FOR FEDERATED INTERCONTINENTAL FUND A

THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM **A**

FOR HOLDERS AS OF 06/12/17 *ISSUER CONFIRMATION COPY – INFO ONLY*				THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

5	1-0001	THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.		INSTRUCTIONS FOR EACH PROPOSAL

314172511
				FOR	AGN	ABS

1. * - TO APPROVE OR DISAPPROVE A PROPOSED AGREEMENT AND PLAN OF à REORGANIZATION PURSUANT TO WHICH FEDERATED INTERNATIONAL LEADERS FUND (FILF) WILL ACQUIRE THE ASSETS OF FEDERATED INTERCONTINENTAL FUND (FICF) IN EXCHANGE FOR SHARES OF FILF, IN A COMPLETE LIQUIDATION AND DISSOLUTION OF FICF.

(SEE PROXY STATEMENTS FOR FULL PROPOSAL).

			FOR-->>>	☐	☐	☐
0019900

*NOTE* ANY SUCH VOTE IN FAVOR OR AGAINST THE PROPOSAL WILL AUTHORIZE THE PERSONS NAMED AS PROXIES TO VOTE ACCORDINGLY IN FAVOR OR AGAINST ANY ADJOURNMENT OF THE SPECIAL MEETING.				314172511

PLACE “X” HERE IF YOU PLAN TO ATTEND
AND VOTE YOUR SHARES AT THE MEETING
Broadridge
51 MERCEDES WAY
EDGEWOOD NY 11717

FEDERATED FUNDS ATTN: BETH DELL 1001 LIBERTY AVE PITTSBURGH, PA 15222

MATERIALS ELECTION
As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.			-->>>	FOR
☐